CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R §§ 200.80(B)4, AND 240.24B-2

October 28, 2016	Exhibit 10.61

Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention:  Chief Operating Officer
Fax: (760) 918-3592

Re:  ALS Target Identification Strategy

Dear Lynne:

Reference is hereby made to that certain Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement by and between Ionis Pharmaceuticals, Inc. (formerly known as Isis Pharmaceuticals, Inc.) (“Ionis”) and Biogen MA Inc. (as successor in interest to Biogen Idec MA Inc.) (“Biogen”) dated September 5, 2013, as supplemented and/or amended to date (the “Neurology II Agreement”).  Any capitalized terms not defined herein will have the meaning set forth in the Neurology II Agreement.

1.
Purpose.  The Parties desire to conduct certain additional research activities under the Neurology II Agreement with the goal of using ASOs to target ALS. The Parties acknowledge and agree that the provisions of the Neurology II Agreement applicable to ALS Targets do not address the additional activities contemplated by the Parties. Therefore, the Parties agree that the Neurology II Agreement is hereby amended as, and to the extent necessary to give effect to the provisions, set forth in this letter agreement.

2.
Designation of ALS Targets.  Notwithstanding anything to the contrary in Section 1.2.3(a) of the Neurology II Agreement, Biogen may designate up to [***] ([***]) ALS Targets as High Interest Targets in each consecutive [***] period, or portion thereof, starting on the date of this letter agreement and ending on [***]; provided, Biogen will only designate the number of such High Interest Targets as Biogen reasonably anticipates to have the resources to conduct the work for such targets as contemplated by this letter agreement over the applicable [***] period, or portion thereof.   The Parties agree that, notwithstanding the provisions of clause (a)(i)(B) of Section 1.2.1 of the Neurology II Agreement, the Research Term with respect to ALS Targets shall be extended until [***], but no later than [***] unless otherwise agreed by the Parties.

225 Binney Street, Cambridge, MA 02142 • Phone 781-464-2000 • www.biogen.com

3.
Target Validation for ALS Targets.  Notwithstanding anything to the contrary in Section 1.2.3(c) of the Neurology II Agreement and in addition to the activities contemplated by Section 1.2.3(c) of the Neurology II Agreement, Ionis shall provide [***] to Biogen in amounts sufficient for Biogen to conduct [***] as set forth in the Neurological Disease Research Plan with respect to each ALS Target designated as a High Interest Target pursuant to paragraph 2 of this letter agreement, and Biogen shall [***], to conduct the research using such [***] as set forth in the Neurological Disease Research Plan for each such ALS Target. If, with respect to any ALS Target, Biogen notifies Ionis that it has elected to convert such ALS Target to a Neurology Target that is not an ALS Target under paragraph 5 of this letter agreement, then Biogen shall promptly following such notification return all [***] with respect to such ALS Target to Ionis.  If Biogen has not commenced [***] in at least [***] of the [***] as set forth in the Neurological Disease Research Plan for a particular ALS Target by the [***] year anniversary of the date Ionis provided Biogen the [***] for such ALS Target under this Section 3, then such ALS Target will no longer be a High Interest Target and Biogen will return to Ionis all [***] for such ALS Target.

4.
License Grant to Biogen.  In accordance with Section 4.4.1 of the Neurology II Agreement, subject to the terms and conditions of the Neurology II Agreement (including Biogen’s exclusivity covenants under Section 2.1.1 thereof), Ionis hereby grants to Biogen a non-exclusive, royalty-free license under any Licensed Technology solely to the extent necessary to conduct the activities as set forth in the Neurological Disease Research Plan with respect to each ALS Target.  Biogen will pay to Ionis any and all costs arising under any Third Party agreement directly resulting from the license under this paragraph 4.

5.
Designation of Collaboration Targets.  With respect to each ALS Target designated as a High Interest Target under paragraph 2 of this letter agreement, Biogen may at any time during the Research Term, by written notice to Ionis, either (i) designate such ALS Target as a Collaboration Target pursuant to Section 1.5 of the Neurology II Agreement or (ii) elect to convert such ALS Target to a Neurology Target that is not an ALS Target under the Neurology II Agreement, as further set forth in paragraph 6 below.  Notwithstanding the final sentence of Section 1.5 of the Neurology II Agreement, there shall be no limit on the number of ALS Targets that Biogen may designate as Collaboration Targets pursuant to Section 1.5 of the Neurology II Agreement, provided that, if Biogen has designated more than [***] ALS Targets as Collaboration Targets pursuant to Section 1.5 of the Neurology II Agreement in any rolling [***] period, such excess targets will be treated the same as “Deferred Targets” under the Neurology II Agreement until the earlier of (a) [***] or (b) [***] and, notwithstanding the provisions of [***] of the Neurology II Agreement, Biogen will [***] of the Neurology II Agreement with respect to such target until such time.  [***] will be [***] under [***] of the Neurology II Agreement with respect to any Collaboration Target that is treated the same as a Deferred Target pursuant to this paragraph 5. Ionis shall conduct discovery, research and optimization activities for each Collaboration Target designated under this paragraph 5 in accordance with the Neurology II Agreement.

6.
Effect of Decision not to Designate ALS Target as Collaboration Target.  If Biogen elects to convert an ALS Target to a Neurology Target that is not an ALS Target pursuant to clause (ii) of the first sentence of paragraph 5 above, then (a) such Neurology Target shall be deemed removed from the High Interest Target List and (b) the provisions of the Neurology II Agreement applicable to Neurology Targets shall apply.  Accordingly, Biogen may thereafter add such Neurology Target to the High Interest Target List in accordance with Section 1.2.3(a) of the Neurology II Agreement and, in such event, the provisions of the Neurology II Agreement applicable to High Interest Targets that are not ALS Targets shall apply.  If Biogen does not add such Neurology Target to the High Interest Target List, Ionis may, with prior written notice to Biogen, advance such Neurology Target for ALS or for another indication in accordance with the Neurology II Agreement, provided that the provisions of the Neurology II Agreement applicable to Isis Neurology Targets, including without limitation Section 1.4 and Section 2.1.1(b), shall apply to such Neurology Target.  Notwithstanding the foregoing, if Ionis presents to Biogen Target Sanction Data Packages with respect to more than [***] Isis Neurology Targets that were formerly ALS Targets under this letter agreement within any rolling [***] period, and Biogen wishes to designate more than [***] of such Isis Neurology Targets as Collaboration Targets pursuant to Section 1.4 of the Neurology II Agreement, then such excess targets will be treated the same as “Deferred Targets” under the Neurology II Agreement until the earlier of (a) [***] or (b) [***] and, notwithstanding the provisions of [***] of the Neurology II Agreement, Biogen will [***] of the Neurology II Agreement with respect to such target until such time.  [***] will be [***] under [***] of the Neurology II Agreement with respect to any Collaboration Target that is treated the same as a Deferred Target pursuant to this paragraph 6.

7.
Ionis FTEs.  In addition to the [***] ([***]) Ionis FTEs dedicated to the activities under the Core Research Plan, the Neurological Disease Research Plan and the target validation activities under Section 1.11 of the Neurology II Agreement, Ionis shall dedicate an additional [***] ([***]) FTEs to conduct the activities contemplated by this letter agreement, the funding for which FTEs shall be in accordance with paragraph 8 below.

8.
Funding of Ionis Activities for ALS Targets.  During the period starting on the date of this letter agreement and ending on the termination of the Research Term, for each consecutive [***] ([***])-[***] period (or portion thereof) in which Biogen designates ALS Targets as High Interest Targets pursuant to paragraph 2 of this letter agreement, Biogen will pay Ionis [***] amount of [***] U.S. Dollars ($[***]) in consideration of the activities to be conducted by Ionis for such ALS Targets as set forth in this letter agreement.  Ionis will invoice Biogen directly for such amount promptly after Biogen designates the first (1st) such ALS Target as a High Interest Target pursuant to paragraph 2 of this letter agreement for each such consecutive [***] ([***])-[***] period (or portion thereof), and Biogen shall pay each such invoice within forty-five (45) days of receipt thereof.

9.
Adjustments to ALS Pre-Licensing Milestone Event Payments for ALS Collaboration Programs under this Letter Agreement.  Solely with respect to ALS Collaboration Programs arising from High Interest Targets designated pursuant to this letter agreement, the ALS Pre-Licensing Milestone Event payments as set forth in Table 2 of Section 6.5 of the Neurology II Agreement shall be amended and replaced with the following in Table X:

Table X
ALS Pre-Licensing Milestone Event	Column1 Milestone Event Payment for each of the [***] ALS Collaboration Program and the [***] ALS Collaboration Programs arising under this letter agreement	Column 2 Milestone Event Payment for each of the [***] ALS Collaboration Program and the [***] ALS Collaboration Program arising under this letter agreement	Column 3 Milestone Event Payment for each of the [***] ALS Collaboration Program and [***] ALS Collaboration Program thereafter arising under this letter agreement
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

Except as contemplated herein, all other provisions of the Neurology II Agreement will remain in full force and effect.

If you accept the terms and conditions set forth in this letter agreement, please so indicate by executing a copy of this letter agreement and returning it to Biogen. This letter agreement may be executed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, store and printing of copies of this letter agreement from separate computers or printers.  Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

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Sincerely,

Biogen MA Inc.

By: /s/ Chris Henderson
Name: Chris Henderson
Title: VP, Neurodegeneration & Repair

AGREED AND CONFIRMED ON BEHALF OF IONIS PHARMACEUTICALS, INC.:

By:	/s/ B. Lynne Parshall

Name:	B. Lynne Parshall

Title:	Chief Operating Officer

Date:

Cc:	Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention:  General Counsel
Fax:  (760) 268-4922

225 Binney Street, Cambridge, MA 02142 • Phone 781-464-2000 • www.biogen.com